UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Boland Street, Suite 301 Fort Worth, Texas	76107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 921-1889

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.001 per share	LONE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 14 2020, Lonestar Resources US Inc., a Delaware corporation (the “Company” or “we”), and certain of its direct and indirect wholly-owned domestic subsidiaries (collectively with the Company, the “Debtors”) entered into a Restructuring Support Agreement (the “RSA”) with certain lenders (the “Consenting RBL Lenders”) under the Company’s revolving credit facility and certain holders (the “Consenting Noteholders” and, together with the Consenting RBL Lenders, the “Consenting Creditors”) of the Company’s outstanding 11.25% senior notes due 2023 (the “Notes”).

As set forth in the RSA, including in the term sheets attached thereto (the “Term Sheets”), the parties to the RSA have agreed to the principal terms of a proposed financial restructuring (the “Transaction”) of the Company. The Transaction is contemplated to be implemented through a prepackaged chapter 11 plan of reorganization (the “Plan”) to be implemented through voluntary cases to be commenced by the Debtors under Chapter 11 of Title 11 of the United States Code (the “Cases”).

The RSA and the Term Sheets provide, among other things, as follows:

•

Funding of the Cases; Hedges. The Cases shall be funded with cash-on-hand and certain proceeds resulting from the consensual termination of the Debtors’ existing hedging arrangements with the Consenting RBL Lenders.

•

Exit Facilities. On the effective date of the Plan, the reorganized Debtors shall enter into (a) a first-out senior secured revolving credit facility in an amount equal to 80% of the aggregate outstanding principal amount of loans and letters of credit under the Company’s existing revolving credit facility of the Consenting RBL Lenders and any other lender under the existing revolving credit facility that agrees to accept the Plan (the “Accepting Lenders”); provided that, on the Plan effective date, the aggregate principal amount of the new revolving credit facility shall not be less than $152 million (the “Exit RBL Facility”), (b) a second-out-senior-secured term loan credit facility in an amount equal to 20% of the aggregate outstanding principal amount of loans and letters of credit under the Company’s existing revolving credit facility of the Consenting RBL Lenders and the Accepting Lenders (the “Second-Out Exit Term Facility”), and (c) if necessary, a last-out-senior-secured term loan credit facility in an amount equal to 100% of the aggregate outstanding principal amount of loans and letters of credit of any lenders under the existing revolving credit facility that are not Consenting RBL Lenders or Accepting Lenders (the “Last-Out Exit Term Facility”).

•	Distributions to Creditors and Equityholders. The Plan shall provide for the following distributions to creditors and equityholders:

(a)

RBL Lenders: On the effective date of the Plan, each holder of an allowed claim under the prepetition revolving credit facility that agreed to accept the Plan will receive its pro rata share of: (i) cash in an amount equal to all accrued and unpaid interest (at the non-default rate so long as the RSA has not been terminated), fees, and other amounts (excluding amounts owed for principal, undrawn letters of credit and contingent reimbursement and indemnification obligations) owing under the prepetition revolving credit facility through the effective date of the Plan, to the extent not previously paid (the “RBL Cash Distribution”), (ii) revolving loans under the Exit RBL Facility, (iii) warrants (the “New Warrants”) to purchase up to 10% of the new equity interests (the “New Equity Interests”) to be issued by the reorganized Company pursuant to the Plan (subject to dilution only by the MIP Equity (as defined herein)), and (iv) term loans under the Second-Out Exit Term Facility. Each holder of an allowed claim under the prepetition revolving credit facility that does not vote on the Plan or votes to reject the Plan shall receive its pro rata share of: (x) the RBL Cash Distribution and (y) term loans under the Last-Out Exit Term Facility.

(b)

Noteholders: On the effective date of the Plan, each holder of an allowed Notes claim will receive its pro rata share of 96% of the New Equity Interests (subject to dilution by the MIP Equity and the New Warrants).

(c)

General Unsecured Creditors: On or as soon as practicable after the earliest to occur of the effective date of the Plan and the date a general unsecured claim becomes due in the ordinary course of business, except to the extent that a holder agrees to less favorable treatment, each holder of a general unsecured claim will receive payment in full in cash on account of its allowed general unsecured claim or such other treatment as would render such claim unimpaired.

(d)

Preferred Equity Interests: All existing Series A-1 Preferred Stock (the “Preferred Stock”) of the Company shall be cancelled, and each holder of such Preferred Stock shall receive on account of such Preferred Stock, its pro rata share of 3% of the New Equity Interests (subject to dilution by the MIP Equity and the New Warrants).

(e)

Common Equity Interests: All existing Class A Common Stock (the “Common Stock”) in the Company shall be cancelled, and each holder of the Common Stock shall receive on account of such Common Stock, its pro rata share of 1% of the New Equity Interests (subject to dilution by the MIP Equity and the New Warrants).

•

Management Incentive Plan: On or before the 60th day following the Plan effective date or as soon as reasonably practicable thereafter, the reorganized Company shall enter into a management incentive plan (the “Management Incentive Plan”), which shall (a) reserve 8% of the New Equity Interests (or restricted stock units, options, or other rights exercisable, exchangeable, or convertible into such New Equity Interests) on a fully diluted basis (the “MIP Equity”) to certain members of senior management to be determined by the directors of the initial board or other governing body of the reorganized Company (the “New Board”) and (b) otherwise contain terms and conditions (including the form of awards, allocation of awards, vesting and performance metrics) to be determined by the New Board.

•	Milestones: The Debtors have agreed to comply with the following milestones with respect to the Transaction:

(a)

prior to commencing the Cases, the Debtors shall have commenced solicitation of votes to accept or reject the Plan from the Consenting Creditors and the holders of Preferred Stock (the “Solicitation Commencement Date”);

(b)	within ten (10) business days of the Solicitation Commencement Date, and in any event on or before the September 30, 2020, the Debtors shall have commenced the Cases (the “Petition Date”);

(c)

no later than one (1) calendar day after the Petition Date, the Debtors shall have filed with the bankruptcy court (i) a motion seeking entry of an order approving use of cash collateral on an interim basis (the “Interim Cash Collateral Order”), (ii) a motion seeking entry of an order authorizing the Debtors to enter into amended and restated swap agreements and new swap agreements, as applicable, with swap lenders party to prepetition swap agreements or any Consenting RBL Lender or its affiliate (the “Hedging Order”), (iii) the Plan and related disclosure statement, and (iv) a motion seeking approval of the Plan and related disclosure statement and the solicitation materials and procedures set forth therein;

(d)

no later than five (5) business days after the Petition Date, the bankruptcy court shall have entered (i) the Interim Cash Collateral Order, (ii) an order granting conditional approval of the disclosure statement, and (iii) the Hedging Order;

(e)	no later than ten (10) business days after the Petition Date, the Debtors shall have commenced solicitation of votes to accept or reject the Plan from holders of the Common Stock;

(f)	no later than forty-five (45) calendar days after the Petition Date, the bankruptcy court shall have entered an order approving the use of cash collateral on a final basis;

(g)

no later than sixty (60) calendar days after the Petition Date, the bankruptcy court shall have entered an order approving the disclosure statement on a final basis and confirming the Plan (the “Combined Disclosure Statement and Confirmation Order”); and

(h)

occurrence of the Plan effective date no later than the earlier of (x) fourteen (14) calendar days after the date of entry of the Combined Disclosure Statement and Confirmation Order and (y) 11:59 p.m. prevailing Eastern Time, on December 1, 2020.

•	Forbearance. The Consenting Creditors have agreed to forbear from exercising rights and remedies while the RSA remains in full force and effect.

In addition, Chambers Energy Capital III, LP, a holder of Preferred Stock, has separately agreed to, among other things, (i) support the Transaction, (ii) not take any action that is inconsistent with the Transaction, and (iii) vote all claims and/or interests beneficially owned by it or for which it is the nominee, investment manager, or advisor for beneficial holders thereof to accept the Plan.

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the full text of the RSA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Any new securities to be issued pursuant to the restructuring transactions will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, but will be issued pursuant to an exemption from such registration provided in the U.S. bankruptcy code. Such new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept any chapter 11 plan. Any solicitation or offer will only be made pursuant to a confidential offering memorandum and disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Item 7.01	Regulation FD Disclosure.

Negotiations Regarding Indebtedness

As previously reported, the Company engaged in negotiations (the “Negotiations”) with certain of its creditors and other third parties regarding a possible transaction in respect to the Company’s indebtedness. In connection with the Negotiations, the Company provided such creditors and third parties certain confidential and proprietary information regarding the Company. In connection with the Negotiations, the Company agreed with such creditors to provide certain information publicly and is making the disclosures in this Item 7.01 and attached as Exhibit 99.1 to this report in accordance with such agreements.

RSA Announcement

On September 14, 2020, the Company issued a press release announcing the signing of the RSA. A copy of the press release is being furnished as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01, including in Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Preliminary Financial Data and Financial Projections

The information in Exhibit 99.1 includes certain unaudited financial data that is preliminary and may change, including for all periods presented. The preparation of such preliminary financial data required the Company’s management to make estimates and assumptions that affected such financial data. This preliminary financial data should not be viewed as a substitute for full interim and annual financial statements that have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and have been reviewed and/or audited by the Company’s auditors. The information in Exhibit 99.1 also includes certain financial projections that were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections. While presented with numerical specificity, the financial projections are approximations based upon a variety of estimates and assumptions subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond the Company’s control. Actual results may vary materially from those presented. The financial projections have not been audited and are not presented in accordance with GAAP. The inclusion of the financial projections should not be regarded as an indication that the Company considers the financial projections to be a reliable prediction of future events, and the financial projections should not be relied upon as such. The Company does not undertake any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error. As a result of the foregoing considerations and other limitations, including those described below under “Forward-Looking Statements,” you are cautioned not to place undue reliance on the financial data included in Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements reflect management’s current expectations based on currently available information, but are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated in or implied by the forward-looking statements. Our forward-looking statements are generally identified with words such as “anticipate,” “believe,” budgeted,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “scheduled,” “should,” or other similar words. Risks, uncertainties and assumptions that could affect our forward-looking statements include, among other things the risk related to the impact of the COVID-19 pandemic in geographic regions or markets served by us, or where our operations are located, including the risk of global recession and the other risk factors that have been listed from time to time in the Company’s SEC reports, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequently filed Form 10-Q or Form 8-K.

You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include, but are not limited to: the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including our ability to obtain court approvals with respect to motions filed in the Cases, the outcomes of court rulings and the Cases in general and the length of time that we may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Cases and any additional strategies that we may employ to address our liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on us due to the terms of any debtor-in-possession credit facility that we will enter into in connection with the Cases and restrictions imposed by the applicable courts; and the other factors listed in our reports filed with the SEC from time to time. All forward-looking statements included in this notification should be considered in the context of these risks. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors and prospective investors are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Restructuring Support Agreement, dated September 14, 2020 by and among the Company, Lonestar Resources America Inc., each other direct and indirect wholly-owned, domestic subsidiary of the Company party thereto and the Consenting Creditors.

99.1	Lonestar Resources US Inc. - Investor Presentation.

99.2	Press Release, dated September 14, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONESTAR RESOURCES US INC.

Date: September 14, 2020	By:	/s/ Frank D. Bracken, III
	Name:	Frank D. Bracken, III
	Title:	Chief Executive Officer